UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported): December 19, 2018 (December 13, 2018)

DOWDUPONT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38196	81-1224539
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o The Dow Chemical Company 2211 H.H. Dow Way Midland, MI 48674	c/o E. I. du Pont de Nemours and Company 974 Centre Road Wilmington, DE 19805

(Address of principal executive offices)(Zip Code)

(989) 636-1000	(302) 774-1000

(Registrant’s telephone numbers, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2018, DowDuPont Inc. (the “Company”) announced changes to the Continuing Dow Directors serving on the Company’s board of directors (the “Board”). On December 13, 2018, Dennis H. Reilley advised the Company that he would retire from the Board effective December 31, 2018. The Continuing Dow Directors determined that Ajay Banga will fill the vacancy created by Mr. Reilley’s retirement. Mr. Banga will serve as a standing member of the Materials Advisory Committee of the Board.

Mr. Banga previously served as an ex officio member of the Materials Advisory Committee and served as a member of The Dow Chemical Company board of directors from 2013 until the merger of equals with E.I. DuPont de Nemours and Company was completed on August 31, 2017. The Company announced on November 1, 2018, that Mr. Banga will serve as a member of the board of directors of Dow Holdings Inc., the entity that is expected to hold the materials science business once the intended business separation is complete. Mr. Banga is President and Chief Executive Officer of Mastercard Incorporated and serves as a member of its board of directors.

Mr. Banga will receive benefits consistent with those received by non-employee directors, including director compensation as described in the Company’s most recent proxy statement, and indemnification as provided in the Company’s certificate of incorporation and bylaws. There is no arrangement or understanding between Mr. Banga and any other persons pursuant to which he was selected as a director of the Company. There are no transactions in which Mr. Banga has an interest requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOWDUPONT INC. (Registrant)

By:	/s/ Jeanmarie F. Desmond
Name:	Jeanmarie F. Desmond
Title:	Co-Controller

By:	/s/ Ronald C. Edmonds
Name:	Ronald C. Edmonds
Title:	Co-Controller

Date: December 19, 2018